UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 20, 2009

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 Ash Street, Suite 300, Leawood, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2009, the Board of Directors of Tortoise Capital Resources Corporation (the “Company”) approved an amendment to the bylaws of the Company, in Article II, Section 2 relating to the timing of the annual meeting of stockholders of the Company.  Originally, Article II, Section 2 of the bylaws provided that an annual meeting of stockholders would be held on a date and time during the month of April in each year set by the Board of Directors.  The amendment to the bylaws allows the Board of Directors to set the date of the annual meeting on such other date after April in the same calendar year as the Board of Directors deems appropriate.  A copy of the bylaws of the Company as so amended is attached as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended Bylaws of Tortoise Capital Resources Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  January 21, 2009                                                                                            By:  /s/ Terry Matlack
                                                    Terry C. Matlack
                                                    Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended Bylaws of Tortoise Capital Resources Corporation